ETERNAL
ENERGY CORP

FOCUSED ON HIGH POTENTIAL FRONTIER EXPLORATION

2120 West Littleton Blvd, Suite 300, Littleton, Colorado 80120, Phone: (303) 385-1230

August 28, 2006

Zavanna Canada Corp.
1600 Stout Street, Suite 560
Denver, Colorado 80202

Attn: Mr. Bill Coleman

RE: Acquisition of Zavanna Canada Corp.

Gentlemen:

Eternal Energy, Corp. ("Eternal") hereby offers to acquire one hundred percent (100%) of the issued and outstanding shares of capital stock (the "Shares") of Zavanna Canada Corp. ("Zavanna") which acquisition shall include one hundred percent (100%) of the Zavanna's right, title, and interest in and to the oil and gas leases, overriding royalty interests, production, equipment, and contract rights (the "Properties") located in Alberta, Canada and which are more further described on Exhibit "A", attached hereto and made a part hereof, (the Shares and the Properties collectively shall be referred to as the "Company"), subject to the following general terms and conditions:

1. The purchase price for the Company is Eleven million one hundred twenty-five thousand dollars ($11,125,000.00) ("Purchase Price") payable at closing for conveyance of one hundred percent (100%) of the Shares and Properties.

2. The Purchase Price shall be payable as follows:
    a. Two hundred fifty thousand dollars ($250,000.00) (the "Deposit") upon execution of this letter agreement as a deposit on the Purchase Price.
    b. Nine million eight hundred seventy-five thousand dollars ($9,875,000.00) payable at closing in cash or other immediately available funds.
    c. One million dollars ($1,000,000.00) payable into a mutually agreed upon escrow account at closing. Five hundred thousand dollars ($500,000.00) will be released form escrow on April 1, 2007. If the average monthly cash flow from the currently (as of this date) producing properties, net to Zavanna's interest, is equal to or greater than $275,000.00 per month from November 1, 2006 to March 31, 2007 the money will be paid to Zavanna. If not, the money will be returned to Eternal.
    d. Five hundred thousand dollars ($500,000.00) will be released from escrow on July 1, 2007. If the average monthly cash flow from the currently (as of this date) producing properties, net to Zavanna's interest, is equal to or

greater than $300,000.00 per month from November 1, 2006 to June 30, 2007 the money will be paid to Zavanna. If not, the money will be returned to Eternal.

3. The effective date of the proposed transaction is 7:00 a.m. mountain standard time, on July 1, 2006.

4. Closing for the transaction contemplated herein shall take place in the office of Zavanna on or before November 15, 2006, or as soon as practicable thereafter by mutual agreement of Zavanna and Eternal.

5. Eternal shall have until October 1, 2006 to perform due diligence described in item 7. From and after October 1, 2006, the Deposit will be non-refundable to Eternal. Any interest earned on the Deposit during the 30 day escrow period will be retained by Zavanna.

6. Immediately upon closing, Eternal will sell back to Zavanna a proportionate seventy five percent (75%) working interest in the Pembina 1 (Violet Grove) property for payment by Zavanna of cash consideration of eight thousand dollars ($8,000.00).

7. This offer is subject to (i) an in-depth review of and Eternals satisfaction with respect to well conditions, contractual obligations, surface inspection of the Properties and any other salient factors that may have a material, adverse impact on the value of the Properties (ii) Eternals verification of working, net revenue and overriding royalty interests in the Properties, (iii) the acceptability of associated titles (including any outstanding or pending lawsuits affecting the Properties or the Company) and determination of satisfactory gas balancing and well payout status, if any, (iv) an in-depth review of and Eternals satisfaction with respect to the Company's corporate obligations and liabilities, including all taxes, and any other salient factors regarding the Company that may have a material adverse impact on the value of the Company, and (v) negotiation and execution of a mutually acceptable purchase and sale agreement.

8. Eternal agrees to acquire the working interests of Renchris Canada Corp described on Exhibit "B", attached hereto for the price set out on Exhibit B. Eternal will not make a separate deposit in respect of the purchase of the working interests of the parties described on Exhibit B. Immediately upon closing, Eternal will sell back to Renchris a proportionate seventy five percent (75%) working interest in the Pembina 1 (Violet Grove) property for payment by Renchris of cash consideration of one thousand dollars ($1,000.00).

9. All dollar amounts referred to herein will be Canadian dollars.

10. This Agreement may be executed in counterpart with the same effect as if all the Parties had executed the original copy hereof and it shall be binding upon any Party signatory hereto, whether or not executed by the other Parties, and also binding upon that signatory Party's successors and assigns.

If you agree to the foregoing general terms and conditions, please so indicate by signing in the space provided below and returning one (1) originally signed duplicate of this letter to

Brad Colby at the letterhead address by the close of business August 29, 2006, (at which time this offer expires if not accepted by Seller).

Immediately upon execution of this letter agreement Eternal and Zavanna agree to begin working on the formal stock purchase agreement. Thank you in advance for your prompt reply.

Sincerely,
Eternal Energy Corp.

Brad Colby
President

AGREED and ACCEPTED this 28 day of August 2006.

President
Zavanna Canada Corp.

AGREED and ACCEPTED this _____ day of August 2006.

____

Renchris Canada Corp.

Exhibit A attached to and maded a part of that certain Letter Agreement dated August 28, 2006 by and between Eternal Energy Corp, Zavanna Canada Corp. and Renchris Canada Corp

Prospect Well	Unique Well Identifer	Well Name	Joint Venture	Exp. Date	Crown Lease No.	Net Acres (Hec * 2.471)	Twp	Rg	Sec	Legal	Rights Held	Zavanna Working Interest (%)	Zavanna GORR interest (receivable) %	Burdens	Net Hectares	GeoScout shows
COZUMEL 1	100/01-32-047-14W5/2	Z & T Brazr 1-32-47-14	Pembina	HBP	5403090331	640.00	47	14W5	32	All	All P&NG surface to base Banff	24.75	3.05	Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
COZUMEL 2	100/02-05-048-14W5/2	Z & T Brazr 2-5-48-14	Pembina	HBP	0504040838	640.00	48	14W5	5	N2, SE4	All P&NG surface to basement	24.75	3.05	Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
COZUMEL 2	100/02-05-048-14W5/2	Z & T Brazr 2-5-48-14	Pembina	HBP	0504040838	640.00	48	14W5	5	SW4	All P&NG BB of Belly River	24.75	3.05	Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
OILERS 1	102/10-13-015-07W4/0	Z & T 102 Suffield 10-13-15-7	Suffield	HBP	0400040016	640.00	15	7W4	13	ALL	All P&NG BB 2Ws to Base Bsl Col	27.50	1.25	Alberta Crown Royalties	256.00	Palace-78%; Zavanna-20%; Zenergy-
OILERS 2	100/04-19-015-06W4/2	Z & T Suffield 4-19-15-6	Suffield	HBP	0400040004	640.00	15	6W4	19	ALL	All P&NG BB 2Ws to Base Bsl Col	27.50	1.25	Alberta Crown Royalties	256.00	Palace-78%; Zavanna-20%; Zenergy-
OILERS 4	102/05-18-015-06W4/0	Z & T 102 Suff 5-18-15-6	Suffield (acq from Encana)	HBP	0400040003	640.00	15	6W4	18	ALL	All P&NG BB 2Ws to Base Bsl Col	27.50	1.25	Alberta Crown Royalties	256.00	Palace-78%; Zavanna-20%; Zenergy-2%
OILERS 5	102/09-14-015-07W4/0	Z & T 102 Suff 9-14-15-7	Suffield	HBP	0400040017	640.00	15	7W4	14	ALL	All P&NG BB 2Ws to Base Bsl Col	27.50	1.25	Alberta Crown Royalties	256.00	Palace-78%; Zavanna-20%; Zenergy-
ESSO-well	102/14-28-049-11W5/0	Z & T 102 Pembina 14-28-49-11	Pembina	HBP	0500110778	160.00	49	11W5	28	NW4	All P&NG BB Card to Base Mann	18.13	2.15	Alberta Crown Royalties	64.00	Palace-74%; Zavanna-15%; Zenergy-
ESSO-spacing unit	102/14-28-049-11W5/0	Z & T 102 Pembina 14-28-49-11	Pembina	HBP	0500110777	160.00	49	11W5	28	SW4	All P&NG BB Card to Base Mann	18.13	2.15	Alberta Crown Royalties	64.00	Palace-74%; Zavanna-15%; Zenergy-
CANCUN	100/16-30-048-08W5/3	Z & T Pembina 16-30-48-8	Pembina	HBP	0503010636	553.50	48	8W5	30	S2, NE4, LSD 12,13	All P&NG BB Card	19.75	2.41	Alberta Crown Royalties	224.00	Zenergy Canada Corp. - 100%
STAMPEDERS	100/15-09-018-01W4/0	Z & T MedHat 15-9-18-1	Ares East Bow Island	HBP	0401060322	640.00	18	1W4	9	ALL	All P&NG BB Med Hat	24.00	2.25	Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Apollo-well	100/10-09-020-10W4/0	Z & T Princess 10-9-20-10	Atlas	HBP	0403050032	632.58	20	10W4	9	E2	All P&NG BB 2Ws	35.00	?	Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Apollo-spacing unit	100/10-09-020-10W4/0	Z & T Princess 10-9-20-10	Atlas	HBP	0403050032	632.58	20	10W4	9	W2	All P&NG BB MedHat excl NG in Jump Pd	35.00	?	Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Manor	191-14-31-006-01W2-0	Crescent Point etal Wildwood 2HZ 3D2-6-1C14-31-6-1		HBP	54995	32.375	6	1W2	31	Lsd 13, 14	From Surface to Top Precambrian		0.0100			Crescent Point Resources, Ltd. - 100%
Manor	191-05-06-007-01W2-0	Crescent Point Wildwood HZ 1B1-1-1D5-6-7-1		HBP	54539	63.131	7	1W2	6	SW4	From Surface to Base Frobisher-Alida Beds		0.0067			Crescent Point Resources, Ltd. - 100%
Manor	192-05-06-007-01W2-0	APF etal Wildwood HZ 1B7-1-2B5-6-7-1		HBP	54539	63.131	7	1W2	6	SW4	From Surface to Base Frobisher-Alida Beds		0.0033			Crescent Point Resources, Ltd. - 100%
Manor	191-06-06-007-01W2-0	Crescent Point etal Manor 2HZ 1A14-6-3B6-6-7-1		HBP	54539	63.131	7	1W2	6	SW4	From Surface to Base Frobisher-Alida Beds		0.0067			Crescent Point Resources, Ltd. - 100%
Bow 1			Suffield	HBP	0400040284	160.00	18	8W4	28	SW4	BB Second White Speckled SH			Alberta Crown Royalties	128.00	Palace-78%; Zavanna-20%; Zenergy-2%
Prospect 6			Pembina	HBP	0500080455	640.00	49	10W5	10	ALL	BB Rock Creek to Base Nisku			Alberta Crown Royalties	256.00	Palace-74%; Zavanna-25%; Zenergy-
Stampeders			Ares East Bow Island	HBP	0401060323	640.00	18	1W4	10	ALL	Below Base of Medicine Hat SD			Alberta Crown Royalties	192.00	Zenergy Canada Corp. - 100%
Stampeders			Ares East Bow Island	HBP	0401060325	640.00	18	1W4	15	ALL	Below Base of Medicine Hat SD			Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Stampeders			Ares East Bow Island	HBP	0401060326	640.00	18	1W4	16	ALL	Below Base of Medicine Hat SD			Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Senators			Ares	HBP	0401030076	640.00	22	8W4	6	ALL	All P&NG BB MR to Base Mann	35.00	?	Alberta Crown Royalties	256.00	Palace-78%; Zavanna-20%; Zenergy-
Neptune			Atlas	6/26/08	0403060393	320.00	20	8W4	25	N2	BB Medicine Hat SD			Alberta Crown Royalties	128.00	Zenergy Canada Corp. - 100%
Neptune			Atlas	10/30/08	0403100671	640.00	20	8W4	36	All	BB Medicine Hat SD			Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Thor			Atlas	10/30/08	0403100676	640.00	23	10W4	11	All	BB Medicine Hat SD exc NG in Bsl Col			Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Thor			Atlas	12/16/09	0404120380	160.00	23	10W4	14	SW4	BB Mannville Group			Alberta Crown Royalties	64.50	Zenergy Canada Corp. - 100%
Avalanche			Ares	11/18/09	0404110046	320.00	23	13W4	20	S2	BB Mannville Group			Alberta Crown Royalties	128.00	Zenergy Canada Corp. - 100%
Avalanche			Ares	1/24/07	0402010410	640.00	23	14W4	13	ALL	Below Base Pekisko FM			Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Silver Spike			Silver Spike	10/3/07	0402100153	320.00	46	1W5	6	W2	Below Base Banff FM			Alberta Crown Royalties	129.50	Zenergy Canada Corp. - 100%
Silver Spike			Silver Spike	12/12/07	0402120113	320.00	46	1W5	6	E2	Below Base Banff FM			Alberta Crown Royalties	129.50	Zenergy Canada Corp. - 100%
Silver Spike			Silver Spike	10/3/07	0402100154	75.12	46	1W5	7	SWP,NWP designated as Battle Lake	Below Base Banff FM			Alberta Crown Royalties	30.40	Zenergy Canada Corp. - 100%
Silver Spike			Silver Spike	10/3/07	0402100160	640.00	46	2W5	12	ALL	Below Base Banff FM			Alberta Crown Royalties	259.00	Zenergy Canada Corp. - 100%
Cancun			Pembina	5/15/08	0503050512	640.00	48	8W5	29	LSD 11,14	All P&NG surface to base Nordegg	19.75	2.41	Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Cancun			Pembina	5/15/08	0503050512	640.00	48	8W5	29	S2, NE4, LSD 12,13	All P&NG BB Card to base Nordegg	19.75	2.41	Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Pembina			Pembina	1/23/08	0503010639	640.00	48	9W5	25	All	All P&NG BB Card	19.75	2.41	Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Midnight			(None)	10/30/08	0403100766	640.00	60	1W5	25	All	BB Viking			Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
Midnight			(None)	10/30/08	0403100767	640.00	60	1W5	26	All	BB Viking			Alberta Crown Royalties	256.00	Zenergy Canada Corp. - 100%
High Noon			Corvette	1/8/09	0404010188	1280.00	66	20W4	35,36	All	All Depths			Alberta Crown Royalties	512.00	Zenergy Canada Corp. - 100%
			Canadian Goose	3/31/10	53735	640.00	1	14W2	1	All	From Surface to Top Precambrian				259.00	Diamond - 100%
			Canadian Goose	3/31/10	53736	640.00	1	14W2	2	All	From Surface to Top Precambrian				259.00	Diamond - 100%
			Canadian Goose	3/31/10	53737	640.00	1	14W2	3	All	From Surface to Top Precambrian				259.00	Diamond - 100%
			South Midale	3/31/08	50552	160.00	5	11W2	10	NW4	From Surface to Top Precambrian				64.75	Diamond - 100%
			South Midale	3/31/08	50553	160.00	5	11W2	10	NE4	From Surface to Top Precambrian				64.75	Diamond - 100%

Exhibit A attached to and maded a part of that certain Letter Agreement dated August 28, 2006 by and between Eternal Energy Corp, Zavanna Canada Corp. and Renchris Canada Corp

Prospect Well	Unique Well Identifer	Well Name	Joint Venture	Exp. Date	Crown Lease No.	Net Acres (Hec * 2.471)	Twp	Rg	Sec	Legal	Rights Held	Zavanna Working Interest (%)	Zavanna GORR interest (receivable) %	Burdens	Net Hectares	GeoScout shows
			West Ceylon	2/7/07	Licence	14351.00	5	21W2	31	32,33,34,35: All; T6-R21W2-2: S2,NW4, 3, 4, 5, 6, 7, 9, 10, 11, 16, 17, 18: All, 19: S2, NE4, 20,	From Surface to Top Precambrian				5,807.64	Diamond - 100%
			Ceylon Deep	3/31/10	54716	640.00	6	19W2	16	Lsd 1 - 16	S2,NE,Lsd11,12-Surf to Bsmt; Lsd13,14-Base Midale to Bsmt				259.00	Diamond - 100%
			Ceylon Deep	3/31/10	54717	640.00	6	19W2	17	All	From Surface to Top Precambrian				259.00	Diamond - 100%
			Ceylon Deep	3/31/10	54718	640.00	6	19W2	20	All	From Surface to Top Precambrian				259.00	Diamond - 100%
			Ceylon Deep	3/31/10	54719	319.00	6	19W2	21	Lsd 3, 4, 5, 6, 11, 12, 13, 14	NW,Lsd,6-Surf to Bsmt Lsd3,4-Base Birdbear to Bsmt				129.10	Diamond - 100%
			Melrose East	3/31/08	50528	160.00	9	6W2	18	NW4	From Base of Frobisher-Alida Beds to Top Precambrian				64.75	Diamond - 100%
			Melrose	3/31/08	49819	160.00	9	7W2	9	SE4	From Surface to Top Precambrian				64.75	Diamond - 100%
			Melrose	3/31/08	49820	160.00	9	7W2	9	NE4	From Surface to Top Precambrian				64.75	Diamond - 100%
Iron Cross			Arcs East Bow Island (acq from Conoco)	12/15/06	Freehold	640.00	15	5W4	26	ALL	BB Basal Colorado				256.00	Palace-78%; Zavanna-20%; Zenergy-2%

Attached to that certain Letter Agreement dated August 28, 2006*

EXHIBIT B

Producing Properties Working Interest

Company	Cozumel #1 1-32-47-14W5	Cozumel #2 2-5-48-14W5	Cancun 16-30-48-8W5	Purchase Price *
Renchris Canada Corp.	1%	1%	1%	$220,629

* Canadian Dollars

* by and between Zavanna Canada Corp. and Eternal Energy Corp.

DL

BC